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                                                                    EXHIBIT 10.1


                                  NANOGEN, INC.
                         COMMON STOCK PURCHASE AGREEMENT

         THIS COMMON STOCK PURCHASE AGREEMENT (the "Agreement") is made as of August 16, 2001 between and among Nanogen, Inc., a Delaware corporation (the "Company"), with its principal offices at 10398 Pacific Center Court, San Diego, California 92121; Motorola, Inc., a Delaware corporation, with its principal offices at 1303 East Algonquin Road, Shaumburg, Illinois 60196 ("Motorola"); and the other purchasers identified on Exhibit A attached hereto (collectively, Motorola and the other purchasers will hereinafter be referred to as the "Purchasers").

         THE PARTIES HERETO HEREBY AGREE AS FOLLOWS:

         1.       PURCHASE AND SALE OF COMMON STOCK.

                  1.1 SALE AND ISSUANCE OF COMMON STOCK. Subject to the terms and conditions of this Agreement, the Purchasers shall, severally but not jointly, purchase at the Closing (as defined below) and the Company shall sell and issue to the Purchasers at the Closing a total of Two Million Five Hundred Thousand United States Dollars ($2,500,000) (the "Purchase Price") worth of shares of the Company's Common Stock, $.001 par value per share (the "Shares"), at a per share price (the "Share Price") equal to the reported opening price of the Company's Common Stock reported on the Nasdaq National Market on the Effective Date of the Nanogen/Motorola Settlement Agreement by and between the Company, Motorola, Inc. ("Motorola"), Genometrix, Inc. ("Genometrix") and the Massachusetts Institute of Technology ("MIT"), dated July 20, 2001 (the "Settlement Agreement"). The percentages of the total Shares to be sold by the Company and purchased by each Purchaser are described in Exhibit A. The Company acknowledges that it will accept as consideration in full for the Purchase Price of the Shares, the signatures and agreement of Motorola and the other Purchasers on the Settlement Agreement and all related agreements related to the Settlement including this Agreement.

                  1.2 CLOSING DATE. Subject to the satisfaction of the conditions to closing set forth in Section 1.3 hereof, the completion of the purchase and sale of the Shares (the "Closing") will occur on a date that is fourteen (14) business days after the final execution of the Nanogen/Motorola Settlement Agreement, provided that the conditions to closing set forth in
Section 1.3 hereof are satisfied, or such other date, if any, as is reasonably acceptable to Motorola and Nanogen (the "Settlement Date").

                  1.3 DELIVERY. At the Closing, the Company shall deliver to Motorola, on behalf of itself and the other Purchasers, stock certificates registered in the name of each Purchaser listed in Exhibit A, or in such nominee name(s) as designated by the Purchasers in writing, representing the percentage of the total number of Shares allocated to such Purchaser as set forth on Exhibit A. The Company's obligation to complete the purchase and sale of the Shares and deliver such stock certificate(s) to the Purchasers at the Closing shall be subject to the following conditions, any one or more of which may be waived by the Company: (a) receipt by the Company of signed signature pages to the Settlement Agreement (which the Company acknowledges have already been delivered); (b) receipt by the Company of a completed version of Annex A attached hereto and (c) the accuracy in all material respects of the representations and warranties made by the Purchasers herein and the fulfillment in all material respects of those undertakings of the Purchasers to be fulfilled prior to the Closing. The Purchasers' obligation to accept delivery of such stock certificate(s) shall be subject to the accuracy in all material respects of the representations and warranties made by the Company herein and the fulfillment in all material respects of those undertakings of the Company to be fulfilled prior to the Closing.


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         2.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company
hereby represents and warrants to the Purchasers as of the date hereof that:

                  (a) ORGANIZATION, GOOD STANDING, AND QUALIFICATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted.

                  (b) CAPITALIZATION. The authorized capital of the Company consists as of July 12, 2001 of the following:

                           (1)      COMMON STOCK. 50,000,000 shares of common
stock, $.001 par value per share, (the "Common Stock"), 21,057,583 shares of which are issued and outstanding. All such outstanding shares of Common Stock have been validly issued, fully paid, and are non-assessable. Further, the issuance of all such shares of Common Stock was made in compliance with all applicable state and federal securities laws.

                           (2)      PREFERRED STOCK. 5,000,000 shares of
convertible preferred stock, $.001 par value, no shares of which are issued and outstanding. Except as set forth in the Company's filings with the U.S. Securities and Exchange Commission (the "SEC"), there are no outstanding options, warrants, rights (including conversion, antidilution or preemptive rights) or agreements for the purchase or acquisition from the Company of any shares of its capital stock.

                           (3)      NO ADDITIONAL ISSUANCES. Other than the
issuance of shares of Common Stock upon the exercise of stock options or warrants outstanding prior to July 12, 2001 and the issuance to Aventis Research & Technologies GmbH & Co KG of a warrant, dated June 28, 2001 for the purchase of up to 315,863 shares of Common Stock, no shares of Common Stock or Preferred Stock have been issued since July 12, 2001.

                  (c) SUBSIDIARIES. The Company does not own or control, directly or indirectly, any interest in any other corporation, association or other business entity, other than (a) Nanotronics, Inc., a California corporation; (b) NanoVenture LLC, a Delaware limited liability company; (c) The Nanogen/Becton Dickinson Partnership, a Delaware general partnership; (d) Nanogen Recognomics GmbH, a German limited liability company in which the Company owns 60% of the stock and Aventis Research & Technologies, GmbH & Co KG owns 40% of the stock; and instruments or interests in which the company invests its excess cash.

                  (d) AUTHORIZATION. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement, and the authorization, issuance and delivery of the Shares has been taken or will be taken prior to the Closing.

                  (e) VALID ISSUANCE OF SECURITIES. The Shares being issued to the Purchasers hereunder, when issued, sold, and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions of transfer under applicable state and federal securities laws. Based in part upon the representations of the Purchasers in this Agreement and subject to the provisions of Section 2.6 below, the Shares will be issued in compliance with all applicable federal and state securities laws.

                  (f) GOVERNMENTAL CONSENTS. No consent, approval or authorization of or designation, declaration or filing with any governmental authority or third party on the part of the Company is required in connection with the valid execution and delivery of this Agreement or the offer, sale or issuance of the Shares or the consummation of any other transaction contemplated hereby or thereby, except for filing of notices


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required by Section 25102(f) of the California Corporate Securities Law of 1968,
if applicable, and Regulation D under the Securities Act of 1933, as amended
(the "Securities Act") as promulgated by the SEC and applicable Blue Sky laws.

                  (g) SEC DOCUMENTS. The Company has filed with the SEC all forms, reports, schedules, statements and other documents required to be filed by it during the past twenty-four months under the Exchange Act or the Securities Act (as such documents have been amended since the time of their filing, collectively, the "Company SEC Documents"). As of their respective dates or, if amended, as of the date of the last such amendment, the Company SEC Documents, including, without limitation, any financial statements or schedules included therein, (i) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading and (ii) complied in all material respects with the applicable requirements of the Exchange Act and the Securities Act, as the case may be, at such time of filing. There are no amendments or modifications to agreements, documents or other instruments which previously had been filed by the Company with the SEC pursuant to the Securities Act or the Exchange Act or any other agreements, documents or other instruments (other than this Agreement), which have not yet been filed with the SEC but which are or will be required to be filed by the Company. Since the date of the last Company SEC Document filed with the SEC, there have been no material developments in the Company's results of operations, financial conditions, business or prospects that a reasonable investor would consider material in deciding to invest in the Company's Common Stock.

         3. REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS. The Purchasers, severally but not jointly, represent and warrant to the Company that:

                  (a) AUTHORIZATION. This Agreement constitutes the valid and legally binding obligation of each Purchaser enforceable against such Purchaser in accordance with its terms.

                  (b) PURCHASE ENTIRELY FOR OWN ACCOUNT. This Agreement is made with each Purchaser in reliance upon such Purchaser's representations to the Company. By each Purchaser's execution of this Agreement each Purchaser hereby confirms, that the Shares to be acquired by such Purchaser will be acquired for investment for such Purchaser's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof and that such Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, the Purchasers further represent that they do not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Shares. Each Purchaser represents that it has full power and authority to enter into this Agreement.

                  (c) INVESTMENT EXPERIENCE. Each Purchaser that identifies itself as such on Annex A hereto is an "Accredited Investor" as defined in Rule 501(a) under the Securities Act. Each Purchaser has such business and financial experience as is required to give it the capacity to protect its own interests in connection with the purchase of the Shares. Each Purchaser has had access to and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. The Purchasers have, in connection with their decisions to purchase the Shares relied solely upon the representations and warranties of the Company contained herein.

                  (d) INVESTMENT INTENT/RESTRICTED SECURITIES. Each Purchaser is purchasing the Shares for its own account as principal, for investment purposes only, and not with a present view to, or for, resale, distribution or fractionalization thereof, in whole or in part, within the meaning of the Securities Act. Each Purchaser understands that the acquisition of Shares hereunder has not been registered under the Securities Act or registered or qualified under any state securities law in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the bona fide nature of the Purchasers' investment


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intent as expressed herein. Each Purchaser will complete or cause to be completed the Purchaser Questionnaire attached hereto as Annex A and the responses provided therein shall be true and correct as of the Closing Date and as of the effective date of the Registration Statement. The Purchasers will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares except in compliance with the Securities Act, and the rules and regulations promulgated thereunder either through (a) the use of a Registration Statement as described in Section 5.1 or (b) pursuant to an opinion of counsel satisfactory to the Company that such registration is not required. The Purchasers understand that, as such, the Shares are characterized as "restricted securities" under the Securities Act and that under the Securities Act and applicable regulations such Shares may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, the Purchasers represent that they are familiar with Rule 144 promulgated under the Securities Act ("Rule 144"), as presently in effect, and understand the resale limitations imposed thereby and by the Securities Act.

                  (e) LEGENDS. It is understood that the Shares until registered with the U.S. Securities and Exchange Commission ("SEC"), and any securities issued upon conversion or in respect thereof or exchange therefor, may bear one or all of the following legends:

                           (i)      "THE SECURITIES REPRESENTED BY THIS
CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."

                           (ii)     Any legend required by the laws of the State
of California, including any legend required by the California Department of Corporations.

                           (iii)    Any legend required by the Blue Sky laws of
any other state to the extent such laws are applicable to the shares represented by the certificate so legended.

         4. SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS. Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and Purchasers herein and in the certificates for the Shares delivered pursuant hereto shall survive the execution of this Agreement, the delivery to the Purchasers of the Shares being purchased and the payment therefor.

         5.       REGISTRATION OF THE SHARES; COMPLIANCE WITH THE SECURITIES
                  ACT.

                  (a) REGISTRATION PROCEDURES AND EXPENSES. The Company shall:

                           (i)      as soon as practicable, but in no event
later than the date that is fourteen (14) business days after the final execution of the Nanogen/Motorola Settlement Agreement, except as described in Sections 1.2 and 1.3, file with the SEC a Registration Statement on Form S-3 relating to the resale of the Shares by the Purchaser from time to time through the Nasdaq National Market or the facilities of any national securities exchange on which the Common Stock is then traded or in privately-negotiated transactions;

                           (ii)     use its reasonable best efforts, subject to
receipt of a properly completed Annex A from each Purchaser, to cause such Registration Statement to become effective as promptly after filing as practicable;


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                           (iii)    prepare and file with the SEC such
amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement effective until the later of either the first anniversary of the Closing Date or the date that the Shares purchased hereunder by each Purchaser have been sold by such Purchaser or are eligible to be sold by such Purchaser pursuant to Rule 144 during a single three month period without restriction by the volume limitations of Rule 144 (the "Effectiveness Date");

                           (iv)     furnish to the Purchasers with respect to
Shares registered under the Registration Statement (and to each underwriter, if any, of such Shares) such reasonable number of copies of prospectuses and such other documents as the Purchasers may reasonably request in order to facilitate the public sale or other disposition of all or any of the Shares by the Purchasers;

                           (v)      file documents required of the Company for
normal Blue Sky clearance in states as may reasonably be requested in writing by the Purchasers; PROVIDED, HOWEVER, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented;

                           (vi)     advise the Purchasers promptly of:

                                    (i)      any request by the SEC for
amendments to the Registration Statement or amendments to the prospectus or for additional information relating thereto;

                                    (ii)     the issuance by the SEC of any stop
order suspending the effectiveness of the Registration Statement under the Securities Act or of the suspension by any state securities commission of the qualification of the Shares for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes; and

                                    (iii)    of the existence of any fact and
the happening of any event that makes any statement of a material fact made in the Registration Statement, the prospectus and amendment or supplement thereto, or any document incorporated by reference therein, untrue, or that requires the making of any additions to or changes in the Registration Statement or the prospectus in order to make the statements therein not misleading; and

                           (vii)    bear all expenses in connection with the
procedures in paragraphs (a) through (f) of this Section 5.1 and the registration of the Shares pursuant to the Registration Statement, other than fees and expenses, if any, of counsel or other advisers to the Purchasers or underwriting discounts, brokerage fees and commissions incurred by Purchaser, if any.

                  (b) LIFE OF REGISTRATION STATEMENT; FURTHER INFORMATION. On the Effectiveness Date as defined in Section 5.1(c), the Company may withdraw effectiveness of the Registration Statement, and the Purchasers will thereafter only be able to sell the Shares pursuant to an exemption from the registration requirements of the Securities Act. The Company shall be entitled to affix the Shares with restrictive legends in order to ensure continued compliance with the provisions of the Securities Act. The Purchasers covenant that they will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding the Purchasers or their plans of distribution.

                  (c) INFORMATION AVAILABLE. So long as the Registration Statement is effective covering the resale of Shares owned by the Purchasers, the Company will furnish to the Purchasers:

                           (i)      as soon as practicable after available (but
in the case of the Company's Annual Report to Stockholders, within 120 days after the end of each fiscal year of the Company), one copy


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of (i) its Annual Report to Stockholders (which Annual Report shall contain financial statements audited in accordance with generally accepted accounting principles by a national firm of certified public accountants), (ii) if not included in substance in the Annual Report to Stockholders, its Annual Report on Form 10-K, (iii) if not included in substance in its Quarterly Reports to Stockholders, its quarterly reports on Form 10-Q and (iv) a full copy of the particular Registration Statement covering the Shares (the foregoing, in each case, excluding exhibits);

                           (ii)     upon the reasonable request of the
Purchasers, a reasonable number of copies of the prospectuses to supply to any other party requiring such prospectuses; and the Company, upon the reasonable request of the Purchasers, will meet with the Purchasers or a representative thereof at the Company's headquarters to discuss information relevant for disclosure in the Registration Statement covering the Shares subject to appropriate confidentiality limitations.

                  (d)      INDEMNIFICATION.

                           (i)      The Company agrees to indemnify, to the
extent permitted by law, each Purchaser, its officers and directors and each person who controls such holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such Purchaser expressly for use therein or by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same.

                           (ii)     The Purchasers agree, severally but not
jointly, to indemnify, to the extent permitted by law, the Company, its officers and directors and each person who controls the Company (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses caused by any information furnished in writing to the Company by such Purchaser expressly for use in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, therein or by such Purchaser's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such Purchaser with a sufficient number of copies of the same.

                           (iii)    Any person entitled to indemnification
hereunder shall (i) give prompt written notice to the indemnifying party (if any Purchaser is the indemnifying party, to Motorola on behalf of such Purchaser) of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any person's right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.


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         6.       MISCELLANEOUS

                  (a) BROKER'S FEE. Each of the parties hereto hereby represents that, on the basis of any actions and agreements by it, there are no brokers or finders entitled to compensation in connection with the sale of the Shares to Purchaser.

                  (b) NOTICES. All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed by first-class registered or certified airmail, confirmed facsimile or nationally recognized overnight express courier postage prepaid, and shall be deemed given when so mailed and shall be delivered as addressed as follows:

                        (i)      if to the Company, to:
                                 Nanogen, Inc.
                                 10398 Pacific Center Court
                                 San Diego, California 92121
                                 Facsimile:  (858) 410-4949
                                 Attention:  General Counsel

                           with a copy to:

                                 Wilson Sonsini Goodrich & Rosati
                                 Professional Corporation
                                 650 Page Mill Road
                                 Palo Alto, California 94304-1050
                                 Facsimile:  (650) 496-6811
                                 Attention:  John L. Donahue, Esq.

                        (ii)     if to the Purchasers, to:

                            (1)  Motorola, Inc.
                                 1303 East Algonquin Road
                                 Schaumburg, Illinois 60196
                                 Facsimile:  (847) 714-7009
                                 Attention:  General Counsel

                            (2) To the other Purchasers at the addresses and facsimile numbers as listed in Exhibit A

                  (c) AMENDMENT. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Purchasers holding a majority of the Shares.

                  (d) HEADINGS. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

                  (e) SEVERABILITY. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

                  (f) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California without regards to its conflicts of law provisions.

                  (g) LEGAL REPRESENTATION. Each Purchasers acknowledges that: (a) he, she or it has read this Agreement and the exhibits hereto; (b) he, she or it understands that the Company has been represented in the preparation, negotiation, and execution of this Agreement by legal counsel; (c) he, she or it has had the opportunity to be represented in the preparation, negotiation and execution of this Agreement by legal counsel and (d) he, she or it understands the terms and consequences of this Agreement and is fully aware of its legal and binding effect.

                  (h) COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.


                     [REST OF PAGE INTENTIONALLY LEFT BLANK]


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         IN WITNESS WHEREOF, the parties hereto have caused this Stock Purchase
Agreement to be executed by their duly authorized representatives as of the day and year first above written.


                                      COMPANY

                                      NANOGEN, INC.


                                      By       /s/ Vera P. Pardee
                                         ---------------------------------------
                                      Its      Vice President, General Counsel
                                          --------------------------------------

                                      THE PURCHASERS

                                      Motorola, Inc.

                                      By       /s/ George Turner
                                         ---------------------------------------
                                      Its      Vice President & General Manager
                                          --------------------------------------

                                      Genometrix, Inc.

                                      By       /s/ David Ford
                                         ---------------------------------------
                                      Its      Vice President and CFO
                                          --------------------------------------

                                      Massachusetts Institute of Technology

                                      By       /s/ Lita L. Nelson
                                         ---------------------------------------
                                      Its      Director, Tech. Transfer Office
                                          --------------------------------------

                                      Barry E. Burke

                                      By       /s/ Barry E. Burke
                                         ---------------------------------------

                                      Chang-Lee Chen

                                      By       /s/ Chang-Lee Chen
                                         ---------------------------------------

                                      Daniel J. Ehrlich

                                      By       /s/ Daniel J. Ehrlich
                                         ---------------------------------------

                                      Mark A. Hollis

                                      By       /s/ Mark A. Hollis
                                         ---------------------------------------

          [CONTINUATION OF SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT]


                                      Bernard B. Kosicki

                                      By       /s/ Bernard B. Kosicki
                                         ---------------------------------------

                                      Richard H. Mathews

                                      By       /s/ Richard H. Mathews
                                         ---------------------------------------

                                      R. Allen Murphy

                                      By       /s/ R. Allen Murphy
                                         ---------------------------------------

                                      Dennis D. Rathman

                                      By       /s/ Dennis D. Rathman
                                         ---------------------------------------

                                      Baylor College of Medicine

                                      By       /s/ W. Dalton Tomlin
                                         ---------------------------------------
                                      Its      Sr. VP and General Counsel
                                          --------------------------------------

                                      Rajender Singh Varma

                                      By       /s/ Rajender Singh Varma
                                         ---------------------------------------

                                      Michael E. Hogan

                                      By       /s/ Michael E. Hogan
                                         ---------------------------------------

                                      Houston Advanced Research Center

                                      By       /s/ Daniel Davis
                                         ---------------------------------------
                                      Its      Chief Operating Officer
                                          --------------------------------------

                                      Mitch D. Eggers

                                      By       /s/ Mitch D. Eggers
                                         ---------------------------------------

EXHIBIT A

         NAMES AND ADDRESSES                             PERCENTAGE OF SHARES

         Motorola, Inc.
         4088 Commercial Avenue
         Northbrook, IL 60062                                 50.0000

         Genometrix, Inc.
         2700 Research Forest Drive
         The Woodlands, Texas 77381                           25.0000

         Massachusetts Institute of Technology
         77 Massachusetts Avenue
         Cambridge, MA 02139                                   7.1600

         Barry E. Burke
         17 Shelburn Road
         Lexington, MA   02421                                  .3550

         Chang-Lee Chen
         19 Pratt's Mill Road
         Sudbury, MA 01776                                      .3550

         Daniel J. Ehrlich
         7 Park Ave., Unit 2
         Somerville, MA 02420                                   .3550

         Mark A. Hollis
         405 Waltham Street
         Lexington, MA 02144                                    .3550

         Bernard B. Kosicki
         39 Fort Pond Road
         Acton, MA 01720                                        .3550

         Richard H. Matthews
         30 Wildes Road
         Chelmsford, MA                                         .3550

         R. Allen Murphy
         411 Hill Road
         Boxboro, MA 01719                                      .3550

         NAMES AND ADDRESSES                             PERCENTAGE OF SHARES

         Dennis D. Rathman
         42 East Bluff Road
         Ashland, MA 01721                                      .3550

         Baylor College of Medicine
         One Baylor Plaza
         Houston, TX 77030                                     4.3125

         Rajender Singh Varma
         8294 Millview Drive
         Cincinnati, OH 45249                                   .2550

         Michael E. Hogan
         15087 Old Conroe Road
         Conroe, TX 77384                                      2.9325

         Houston Advanced Research Center
         4800 Research Forest Drive
         The Woodlands, TX 77381                               3.7500

         Mitch D. Eggers
         (beginning Aug. 14, 2001)
         3405 Calle Del Sur
         Carlsbad, CA  92009                                   3.7500

                    SUMMARY INSTRUCTION SHEET FOR PURCHASERS

   (to be read in conjunction with the entire Common Stock Purchase Agreement)

         A.       Complete the following items in the Common Stock Purchase
                  Agreement:

                  1. Signature Page: Provide the information regarding the Purchaser requested on the signature page. The Agreement must be executed by an individual authorized to bind the Purchaser.

                  3. Annex A - Purchaser Questionnaire: Provide the information requested by the Purchaser Questionnaire.

         B. Return via facsimile and federal express next day delivery the properly completed Annex A and signature pages to the Stock Purchase Agreement as soon as possible, but in no event later than July 31, 2001, to:

                           Russell E. Levine, P.C.
                           Kirkland & Ellis
                           200 East Randolph Drive
                           Chicago, Illinois 60601
                           Facsimile:  (312) 861-2200

         C. Upon the resale of the Shares by each Purchaser after the Registration Statement covering the Shares is effective, as described in the Common Stock Purchase Agreement, the Purchaser must deliver a current prospectus of the Company to the buyer (prospectuses must be obtained from the Company at the Purchaser's request.


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                                     ANNEX A

                             PURCHASER QUESTIONNAIRE

         In connection with the preparation of the Registration Statement, please provide us with the following information:

1. Please state your or your organization's name exactly as it should appear in the Registration Statement:


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2.       Please provide the number of shares of Nanogen Common Stock that you or your organization will own immediately after Closing, not including those purchased by you or your organization pursuant to this Agreement:


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3.       Have you or your organization had any position, office or other material relationship within the past three years with the Company or its affiliates?

                  _____ Yes     _____ No

         If yes, please indicate the nature of any such relationships below:

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4.       Please provide your Social Security Number of Federal Employer
         Identification Number. Note: this number will not be included in the Registration Statement or otherwise provided to the public.


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5.       Are you an "Accredited Investor" within the meaning of the attached
         Rule 501(a) promulgated under the Securities Act.   Yes [ ]    No [ ]


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                        Definition of Accredited Investor
                     (Rule 501(a) under the Securities Act)

         501(a) ACCREDITED INVESTOR. Accredited investor shall mean any person who comes within any of the following categories, or who the issuer reasonably believes comes within any of the following categories, at the time of the sale of the securities to that person:

         1. Any bank as defined in section 3(a)(2) of the Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; any insurance company as defined in section 2(13) of the Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

         2. Any private business development company as defined in section 202(a)22 of the Investment Advisers Act of 1940;

         3. Any organization described in section 501(c)3 of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

         4. Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

         5. Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000;


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         6.       Any natural person who had an individual income in excess of
$200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

         7. Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii); and

         8. Any entity in which all of the equity owners are accredited investors.